Note Payable	3 Months Ended
Mar. 31, 2019
Debt Disclosure [Abstract]
Note Payable

Note 5 – Note Payable

On December 18, 2018, the Company issued a $200,000 promissory note to one institutional investor (the “Promissory Note”). The Promissory Note is due on September 18, 2019 and bears interest at a rate of 12%. In the event of default the Promissory Note bears interest at a rate of 20%.

During the three months ended March 31, 2019, the Company made no payment in connection with this Promissory Note and accrued interest expense of approximately $6,000. As of March 31, 2019, the principal balance of the Promissory Note was $0.2 million and accrued interest on the note payable amounted to approximately $7,000.